Exhibit 99.1

Corporate Presentation 1

Forward Looking Statements This presentation and the accompanying oral presentation contain “forward-looking” statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future, "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our future financial performance, business plans and objectives, timing and success of our clinical trials, our ability to obtain regulatory approval or the timing of regulatory filings, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, the timing or success of commercialization, our partnership with Bayer, financing plans, competitive position and industry environment. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: those related to our future financial performance, our ability to raise additional funding when needed, our ability to develop and maintain partnerships, our ability to identify and develop new products in a timely manner, the outcome, cost and timing of our product development activities and clinical trials, market size and acceptance of our targeted small molecule therapeutics and diagnostics, our ability to maintain, protect and enhance our brand and intellectual property, our ability to continue to stay in compliance with applicable laws and regulations, our ability to scale our business and make key hires and such other factors as discussed under the section titled “Risk Factors” and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q that we filed with the Securities and Exchange Commission (“SEC”) as well as our other filings and the documents incorporated by reference therein, with the SEC. Any forward-looking statement made by us in this presentation and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain information in this slide deck on larotrectinib is derived from information provided by industry sources. We believe such information is accurate and that the sources from which is has been obtained are reliable. However, we cannot guarantee the accuracy of, and have not independently verified such information. 2

Pipeline of Highly Selective Drug Candidates for Genetically Defined Cancers 1 Program Indication Stage of Development Eligible US patients/yr1 Preclinical Phase 1 Phase 2 Marketed Status Larotrectinib (LOXO-101) TRK fusion cancers Rolling NDA initiated Dec 2017 Completion of NDA submission expected early 2018 MAA submission expected in 2018* 1,500-5,000 Phase 2 Basket Trial “NAVIGATE” Pediatric Phase 1/2 Trial “SCOUT” Adult Phase 1 Trial LOXO-195 Next-generation TRK inhibitor for potential acquired resistance Clinical proof-of-concept published in 2017 Phase 1 ongoing (next clinical data update expected in 2018) 1,500-5,000 LOXO-292 Cancers with RET fusions and RET mutations Clinical proof-of-concept presented in 2017 Phase 1 ongoing (next clinical data update expected in first half 2018) ~5,000 LOXO-305 Reversible BTK inhibitor for B-cell malignancies with acquired resistance to irreversible BTK inhibitors Phase 1 initiation expected in 2018 FGFR2/3 Cancers with FGFR2/3 alterations Lead optimization ongoing 1 Estimated number of late-line eligible patients per year in U.S. * Per partnership agreement, MAA will be submitted by Bayer.

Larotrectinib (TRK) 4

Bayer Global Partnership for TRK Franchise 5 Global partnership with Bayer to develop and commercialize larotrectinib and LOXO-195, announced November 14, 2017 Up to $1.55B in upfront, regulatory, and commercial milestones with $825M achievable by end of 2019 $400M upfront; $650M in milestones associated with larotrectinib and LOXO-195 regulatory and first commercial sale events in certain major markets; $25M milestone upon reaching a certain U.S. net sales threshold; $475M in ex-U.S. sales milestones Loxo will lead global development activities and U.S. regulatory activities Development costs shared 50/50 globally In the U.S., Loxo and Bayer will co-promote the products and share commercial costs and profits on a 50/50 basis Loxo can opt-out of the co-promote at any time and receive a royalty rate in the low 30s on U.S. net sales, which approximates the economics of the 50/50 profit split Bayer will lead ex-U.S. regulatory activities and worldwide commercial activities Bayer will pay tiered, double-digit royalties on ex-U.S. net sales

TRK Fusions Found in Diverse Cancer Histologies 6 Brain cancers (glioma, GBM, astrocytoma) Salivary (MASC) Lung cancer Secretory breast cancer Melanoma Colon Sarcoma (multiple) Infantile fibrosarcoma Gliomas Thyroid cancer Congenital nephroma Sarcoma (multiple) Common cancer with low TRK fusion frequency Rare cancer with high TRK fusion frequency Cholangiocarcinoma Pancreatic GIST Thyroid cancer Spitz nevi Estimated 1,500–5,000 patients harbor TRK fusion-positive cancers in the United States annually

Larotrectinib Larotrectinib is the first and only selective pan-TRK inhibitor in clinical development Highly potent against TRKA, TRKB, TRKC 5–11 nM IC50 in cellular assays Highly selective Development timeline March 2015: 1st TRK fusion patient treated July 2016: breakthrough therapy designation February 2017: pivotal enrollment complete December 2017: initiated rolling NDA submission 7 TRKA/B/C

Larotrectinib TRK Fusion Development Program 8 N=55 TRK fusion patients n=8 n=12 n=35 TRK fusion status determined by local CLIA (or similarly accredited) laboratories Primary endpoint Best objective response rate (ORR) RECIST v1.1 per investigator assessment Secondary endpoints Duration of response (DOR) Progression-free survival (PFS) Safety Dosing Single-agent larotrectinib, administered predominantly at 100 mg BID continuously Treatment beyond progression permitted if patient continuing to benefit Adult phase I Age 18 years Advanced solid tumors SCOUT: pediatric phase I/II Age 21 years Advanced solid tumors NAVIGATE: adult/adolescent phase II ‘basket’ trial Age 12 years Advanced solid tumors TRK fusion positive

Clinical Activity of Larotrectinib in Patients with TRK Fusion Cancers (ASCO 2017) 9 *Includes unconfirmed responses with confirmatory scans pending (4 PR, 1 CR). All remain in response and ongoing on study. Enrolled patients with confirmatory response data available (n=50) All enrolled patients (n=55)* Objective response rate (95% CI) 76% (62–87%) 78% (65–88%) Partial response 64% 65%* Complete response 12% 13%* Stable disease 12% 11% Progressive disease 12% 11% Hyman et al. ASCO 2017. Abstract LBA2501. April 2017 data cut-off date

Efficacy Regardless of .. 10 Age Tumor Type NTRK Gene Fusion Partner Hyman et al. ASCO 2017. Abstract LBA2501. April 2017 data cut-off date

Duration of Larotrectinib Therapy (ASCO 2017) 11 93% of responding patients and 75% of all patients remain on treatment or underwent surgery with curative intent 0 3 6 9 12 Overall treatment duration (months) 15 18 21 24 27 Treatment after progression Treatment after surgery Time to first response Surgery Pathologic CR Treatment ongoing Median time to response = 1.8 months No progressions in central nervous system observed Hyman et al. ASCO 2017. Abstract LBA2501. April 2017 data cut-off date

Adverse Events (ASCO 2017) 12 Treatment-emergent AEs (%)* Treatment-related AEs (%) Grade 1 Grade 2 Grade 3 Grade 4 Total Grade 3 Grade 4 Total Fatigue 15 18 5 – 38 1 – 18 Dizziness 22 4 2 – 27 1 – 20 Nausea 20 5 2 – 26 2 – 18 Anemia 8 9 9 – 26 3 – 10 Vomiting 18 6 – – 24 – – 13 Increased AST 16 4 3 – 23 1 – 18 Constipation 20 2 1 – 22 – – 12 Cough 18 2 – – 21 – – 2 Increased ALT 14 2 4 – 20 4 – 17 Diarrhea 14 5 1 – 20 – – 6 Dyspnea 10 6 2 – 18 – – – Entire safety database (n=125) *TEAEs shown as reported by 15% of patients 7 (13%) patients required dose reductions – all maintained tumor regression (1 CR, 5 PR, 1 SD) on reduced dose. No discontinuations for adverse events. Hyman et al. ASCO 2017. Abstract LBA2501. April 2017 data cut-off date

Independent Review Committee Results Announced October 18, 2017 NDA/MAA dataset includes adult and pediatric TRK fusion patients enrolled in the three ongoing larotrectinib clinical trials Intent to treat (ITT) principle First 55 TRK fusion patients with RECIST-evaluable disease enrolled, regardless of prior therapy or tumor tissue diagnostic method Primary endpoint is ORR according to the independent review committee assessment, as measured by RECIST v1.1; key secondary endpoint is ORR according to local investigator assessment, as measured by RECIST v1.1 13 Independent Review Committee Assessed Response (n=55) Investigator Assessed Response (n=55) Overall Response Rate (ORR = PR+CR) 75% (95% CI: 61% – 85%) 80%* (95% CI: 67% – 90%) Partial Response (PR) 62% 64%* Complete Response (CR) 13% 16% Stable Disease 13% 9% Progressive Disease 9% 11% Not Evaluable 4% 0% Data cut-off date: July 17, 2017 * Includes one unconfirmed partial response, as of July 17, 2017, which was subsequently confirmed.

Larotrectinib Regulatory Timing Breakthrough therapy designation (BTD) granted in July 2016 BTD indication: “For the treatment of unresectable or metastatic solid tumors with NTRK-fusion proteins in adult and pediatric patients who require systemic therapy and who have either progressed following prior treatment or who have no acceptable alternative treatments” Rolling NDA submission initiated in Dec. 2017; submission expected to be complete in early 2018 MAA submission expected in 2018* 2 Potential for larotrectinib to be the first new cancer drug approved with a genetically-defined, tumor-agnostic indication * Per partnership agreement, MAA will be submitted by Bayer.

LOXO-195 (TRK) 15

LOXO-195: Structurally Distinct, Similarly Selective 16 LOXO-195 Larotrectinib TRKB TRKB TRKA TRKA

Mutations that limit drug binding are the most common form of acquired resistance; often the oncogene-addicted tumor remains addicted to the same oncogene 667C 595R larotrectinib Rationale for LOXO-195 Solvent front Activation loop 17 Larotrectinib bound to ATP-binding pocket of TrkA: Steric hindrance caused by G595R or G667C

LOXO-195 to Address TRK Acquired Resistance (ASCO 2017) 18 TRKA G595R Tumor type Fusion Resistance mutation Colorectal TPM3-NTRK1 TRKA G595R Colorectal LMNA-NTRK1 TRKA G595R NSCLC TPR-NTRK1 TRKA G595R Sarcoma TPM3-NTRK1 TRKA G595R IFS ETV6-NTRK3 TRKC G623R Cholangio LMNA-NTRK1 TRKA F589L* + GNAS Q227H TRK solvent front mutations detected in 5 of 6 patients with acquired resistance. First 2 patients successfully treated with LOXO-195. LOXO-195 Treatment  Oligometastatic progression, continue on larotrectinib * Gatekeeper mutation Drilon A, Cancer Discovery, Online First (03-JUNE-2017) Hyman et al. ASCO 2017. Abstract LBA2501. April 2017 data cut-off date Larotrectinib LOXO-195 Baseline On Treatment

LOXO-195 Clinical Development Phase 1/2 trial enrolling Next clinical data update expected in 2018 Plan to address patients with TRK fusion cancers harboring solvent front mutations, xDFG mutations, and gatekeeper mutations Loxo Oncology is well-positioned to be the first oncology company to simultaneously develop a first-generation inhibitor and a second-generation inhibitor to address acquired resistance 19

LOXO-292 (RET) 20

RET (REarranged during Transfection) Adapted from Mulligan, Nature Reviews Cancer (2014) 14: 173-185; Besset, JBC 2000 275: 39159-39166 Wild-type RET Extracellular mutation C634R Intracellular mutation M918T Oncogenic fusion KIF5B-RET CCDC6-RET ~60% medullary thyroid cancer ~2% NSCLC, 10-20% papillary thyroid cancer 21 ~5,000 late-line eligible patients per year in US

M918T Clinically Validated in MTC EXAM Phase 3 Trial, cabozantinib vs. pbo Source: Schlumberger, ASCO 2015 ITT Population HR 0.15 p<0.0001 HR 0.67 p=0.1875 22

Multikinase Inhibitors Have Clinically Validated RET Fusions in NSCLC 23 Drug Publication N RECIST ORR1 Median PFS Issues Cabozantinib Initial data: ASCO 2015 Follow-up data: Lancet Oncol 2016 16 25 38% (6/16) 28% (7/25) 7m 5.5m Frequent AEs and dose reductions Lenvatinib ESMO 2016 25 16% (4/25) 7.3m Frequent dose reductions and D/Cs Vandetanib Lancet Respir 2016 Annals Oncology 2016 17 18 53% (9/17) 17% (3/18) 4.7m 4.5m Gr3/4 hypertension, diarrhea, rash, QTc prolongation CEP-32496/ RXDX-105 ESMO 2017 40 15% (6/40) NR 10% related SAEs Gr3 rash Diarrhea, fatigue, LFTs 1 Includes all RET fusion patients treated, regardless of prior therapy. Only includes confirmed responses.

Cabozantinib Vandetanib Lenvatinib Alectinib *cellular (phospho-RET) inhibitory concentration corrected for human plasma protein binding and published human PK RET KDR/VEGFR2 MET/ALK/ROS Other kinases FGFR1-3/EGFR MKI Approved Dose Toxicities Cabozantinib 140 mg QD Diarrhea, PPE, weight/appetite, fatigue, hypertension 51% Vandetanib 300 mg QD Diarrhea, hypertension, QT prolonged, fatigue, rash 24% Lenvatinib 24 mg QD Diarrhea, hypertension, weight/appetite, fatigue, proteinuria 47% Alectinib 600 mg BID ALT/AST/GGT/Bilirubin, anemia, nausea/vomiting, diarrhea 32% RET Inhibition (Human Cmax)* Repurposed “RET Inhibitors”: Poor RET Coverage in Humans 24 Drilon et al. IASLC 2017. Abstract 10955.

Multikinase Liabilities On Display 25 Excerpt from commentary “ ”

RET: Product Profile Goals Potent against RET fusions and mutations Superior RET inhibition in pharmacodynamic models Tumor regression in in vivo models Activity against predicted acquired resistance mutations, such as V804M and V804L Avoid off-targets such as VEGFR, Aurora kinase, FGFR, EGFR, MET Excellent drug-like properties High GI absorption, low clearance Once daily or BID dosing Low potential for drug-drug interactions 26

RET LOXO-292 LOXO-292: Potent and Selective RET Inhibition Rationally designed, informed by proprietary crystallography insights Highly selective Fusion- and mutation-independent RET inhibition e.g. KIF5B-RET, CCDC6-RET C634W, M918T, V804L/M (gatekeeper—acquired resistance) Favorable drug-like properties 27 Drilon et al. IASLC 2017. Abstract 10955. September 27, 2017 data cut-off date

LOXO-292: Log-Scale Cell Line Selectivity 28 No RET alteration (n=83) RET alteration (n=4) Insensitive Sensitive Cabozantinib Vandetanib LOXO-292 10 100 1000 Cell Count EC50 (nM) Brandhuber et al. EORTC-NCI-AACR 2016. Abstract 441.

LOXO-292 Phase 1 Trial Design 29 Advanced RET-altered solid tumor Any prior TKIs that inhibit RET MTD/ recommended expansion dose 5. Advanced RET-altered solid tumor, any of: Disease not measurable Other RET-altered tumors RET mutation-neg. MTC Any prior TKIs that inhibit RET 1. Advanced RET-fusion NSCLC  1 prior TKI that inhibit RET 2. Advanced RET-fusion NSCLC No prior TKI that inhibits RET 3. Advanced RET-mutant MTC  1 prior TKI that inhibit RET 4. Advanced RET-mutant MTC No prior TKI that inhibits RET Target exposure Advanced solid tumor NSCLC = Non-small cell lung cancer MTC = Medullary thyroid cancer Dose Escalation Expansion Cohorts

LOXO-292 Phase 1 Study in Progress (IASLC 2017) 28 patients enrolled to 4 dose levels (first patient dosed May 2017) No dose limiting toxicities (DLTs) PK dose proportional and consistent with significant RET target engagement 30 Cellular (phospho-RET) IC50/IC90 corrected for human plasma protein binding Drilon et al. IASLC 2017. Abstract 10955. September 27, 2017 data cut-off date 0 4 8 12 1 10 100 1000 Time (h) on Day 8 (Steady-State) L O X O - 2 9 2 i n P l a s m a ( n g / m L ) RET IC 50 20 mg BID (Cohort 2, n=8) 20 mg QD (Cohort 1, n=5) RET IC 90 40 mg BID (Cohort 3, n=6) 60 mg BID (Cohort 4, n=3)

Patient 1: CCDC6-RET Fusion 63-year old woman with advanced NSCLC: prior surgery, radiation, and chemotherapy After identification of CCDC6-RET fusion, received RXDX-105 for 7 months and then progressed First LOXO-292 patient treated with RET fusion lung cancer, on Phase 1 trial (20 mg QD) Confirmed PR by RECIST 1.1 (-44%) on 20 mg QD, dose escalated to 20 BID and currently 40 mg BID, remains on therapy in month 5 31 Drilon et al. IASLC 2017. Abstract 10955. September 27, 2017 data cut-off date

Drilon et al. IASLC 2017. Abstract 10955. September 27, 2017 data cut-off date Drilon et al., Cancer Discovery 2017 Sep;7(9):963-972, Published OnlineFirst June 3, 2017 Patient 2: KIF5B-RET Fusion 40-year old woman, never-smoker, with advanced NSCLC: 3 lines of chemotherapy, whole brain radiation, anti-PD1 antibody After identification of KIF5B-RET fusion, received 600 mg BID alectinib (PR, 7 months), increased to 900 mg BID for progressive brain metastases Treated with LOXO-292 under Single Patient Protocol due to symptomatic brain metastases (first LOXO-292 patient treated with RET fusion lung cancer with brain metastases) LOXO-292 administered by PK-guided intra-patient dose escalation, 20 mg/60 mg/100 mg BID 32

Cellular (phospho-RET) IC50/IC90 corrected for plasma/brain protein binding and estimated CNS penetration LOXO-292 in Plasma (ng/mL) Time (hours) Plasma IC50 Plasma IC90 Brain IC50 Brain IC90 Patient 2: Pharmacokinetics at Current Dose Patient experienced dramatic clinical improvement Neurologic symptoms (memory loss, gait unsteadiness) improved within 7 days Confirmed systemic PR (-64%, RECIST 1.1) and CNS response (-89%, RANO-BM) Patient remains on therapy in month 4 33 Drilon et al. IASLC 2017. Abstract 10955. September 27, 2017 data cut-off date

Pre-treatment LOXO-292 at 2 mo. Patient 2: Systemic Tumor Response 34 Drilon et al. IASLC 2017. Abstract 10955. September 27, 2017 data cut-off date

Pre-treatment LOXO-292 at 3 mo. Patient 2: Intracranial Tumor Response 35 Drilon et al. IASLC 2017. Abstract 10955. September 27, 2017 data cut-off date

Pre-treatment LOXO-292 at 2 mo. Patient 2: Intracranial Tumor Response 36 Drilon et al. IASLC 2017. Abstract 10955. September 27, 2017 data cut-off date

IASLC 2017 Presentation Conclusions LOXO-292: RET inhibition in ongoing Phase 1 trial already greater than multikinase (MKI) inhibitors Well-tolerated with no DLTs Biologically relevant doses Proof of concept anti-tumor efficacy in patients with RET-fusion NSCLC Heavily pre-treated and MKI-experienced patients With/without brain metastases 37 Drilon et al. IASLC 2017. Abstract 10955. September 27, 2017 data cut-off date

LOXO-292 Clinical Development Dose escalation ongoing By dose cohort 4, IC90 target coverage in patients Next clinical data update expected in first half 2018 38

LOXO-305 (BTK) 39

Why Develop a Selective, Reversible BTK Inhibitor? Irreversible (covalent) BTK inhibitors have transformed the treatment of B-cell malignancies (e.g. chronic lymphocytic leukemia, mantle cell lymphoma, Waldenstrom’s macroglobulinemia, marginal zone lymphoma, etc) ibrutinib, acalabrutinib, tirabrutinib, zanubrutinib Chronic therapies taken by 10,000s worldwide, but not curative Next-generation opportunities Resistance C481S mutation at covalent binding site Selectivity reduced off-target adverse events, co-morbidity complications Delivering robust human BTK target coverage without a covalent warhead requires deliberate medicinal chemistry 40 Thesis: Selectivity and reversibility can address BTK acquired resistance and minimize adverse events

C481S: Emerging, Class-wide Acquired Resistance Irreversible BTK inhibitors all bind to BTK cysteine at position 481 A mechanism of acquired resistance has emerged called a C481S mutation that may explain 60-70% of progression events (cysteine mutates to serine)1 Likely to occur across all irreversible BTK inhibitors (e.g. ibrutinib1, acalabrutinib2, tirabrutinib, zanubrutinib) Emerging in CLL, MCL, and WM In CLL, median overall survival post-relapse <2 years Reversible BTK inhibitors may re-induce a new response and restore disease control by potent binding to BTK without reliance on cysteine at position 481 Testing for C481S is not yet routine, but technically straightforward, utilizing blood, bone marrow, or lymph node tissue 41 1. Woyach et al. JCO 35; 13. 2017. 2. Byrd et al. NEJM 374;4. 2016.

LOXO-305 Shows Equal Affinity Against WT and Mutant BTK 42 Irreversible BTK inhibitors display a drop-off between BTK WT and BTK C481S LOXO-305 is equipotent against BTK WT and BTK C481S Log [LOXO-305] M LOXO-305 BTK IC50 = 1.0nM LOXO-305 BTK C481S IC50 = 0.8nM Binding affinity (LanthaScreen™) Log [Ibrutinib] M % i n h i b i t i o n -14 -12 -10 -8 -6 -4 -20 0 20 40 60 80 100 120 BTK WT BTK C481S

LOXO-305 is Highly Selective 468 Kinases Screened 43 All enzyme hits with IC50 <0.1µM shown BTK

LOXO-305: Next Steps Attractive drug-like properties In vitro ADME Animal pharmacokinetics Preliminary animal toxicology Currently completing pre-IND work Planning IND submission and clinical trial initiation in 2018 Opportunity for patient enrichment in Phase 1 As more patients are treated with irreversible BTK inhibitors, more patients will relapse Expect single agent activity at biologically relevant doses 44

2018 Milestones 45 PROGRAM UPDATE GUIDANCE Larotrectinib (LOXO-101, TRK) Complete rolling NDA submission with U.S. FDA Early 2018 MAA submission with EMA* 2018 Integrated TRK fusion clinical data update(s) 2018 LOXO-195 (TRK) Clinical data update from ongoing Phase 1/2 trial 2018 LOXO-292 (RET) Clinical data update from ongoing Phase 1 trial First Half 2018 LOXO-305 (BTK) Initiate Phase 1 study 2018 * Per partnership agreement, MAA will be submitted by Bayer.

Financials and Capitalization NASDAQ: LOXO Shares Outstanding*: 29.9M basic, 3.2M options ($24.32 weighted avg strike price) Cash, cash equivalents, and investments*: $405.3M** Bayer partnership milestones Up to $1.55B in upfront, regulatory, and commercial milestones $400M upfront $450M in milestones associated with larotrectinib regulatory approvals and first commercial sale events in certain major markets $200M in milestones associated with LOXO-195 regulatory approvals and first commercial sale events in certain major markets $25M milestone upon reaching a certain a certain U.S. net sales threshold $475M in ex-U.S. sales milestones $825M achievable by end of 2019 46 * As of Q3 2017 10-Q **Does not include $400M upfront from Bayer partnership announced on November 14, 2017